Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended February 23, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2014	s/ Benjamin T. Rashleger
President & Chief Executive Officer

Date: April 1, 2014	/s/ Paul D. Sheely
Chief Financial Officer